UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2023

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 19, 2023, the Company (as defined below) filed an amended Current Report on Form 8-K (the “Amended Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), amending the Current Report on Form 8-K originally filed by the Company with the SEC on December 14, 2024 (the “Original Form 8-K”). This Amendment No. 2 to the Original Form 8-K corrects for the fact that, following the redemptions elected in connection with the Extension Amendment Proposal (as defined below), 5,597,624 Public Shares (as defined below) remained outstanding (as opposed to the 9,910,124 Public Shares previously reported). Except as described above, all other information in the Amended Form 8-K remains unchanged.

Item 1.01	Entry into a Material Definitive Agreement

Trust Agreement Amendment

On December 8, 2023, as approved by its shareholders at an extraordinary general meeting held on December 8, 2023 (the “EGM”), APx Acquisition Corp. I (the “Company”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment (the “Trust Agreement Amendment”) to the investment management trust agreement dated as of September 7, 2021, to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time (each, an “Extension”) from December 9, 2023 (the “Termination Date”) to December 9, 2024, as approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles of Association”), by depositing the lesser of (a) $125,000 and (b) $0.025 per public share (each Class A ordinary share of the Company eligible for redemption, a “Public Share”) for each one-month extension into the Company’s trust account (the “Trust Account”).

The foregoing descriptions of the Trust Agreement Amendment does not purport to be complete, is qualified in its entirety by reference to the full text of agreement, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the EGM held on December 8, 2023, the shareholders approved a special resolution, giving the Company the right to extend the date by which it has to complete a business combination up to twelve (12) times for an additional one (1) month each time from the Termination Date to December 9, 2024 (the “Extension Amendment Proposal”).

A copy of the resolutions adopted by the shareholders at the EGM, which resolutions approved the Extension Amendment Proposal (the “Charter Amendment”) is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company will file the Charter Amendment with the Cayman Islands Registrar of Companies.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 8, 2023, the Company held the EGM. On November 16, 2023, the record date for the EGM, there were 10,111,620 Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) entitled to be voted at the EGM. At the meeting, 8,868,678 or 87.71% of the Ordinary Shares, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the EGM are as follows:

1. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination up to twelve (12) times for one (1) month each time from the Termination Date, to December 9, 2024. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Shares voted in person or by proxy at the EGM or any adjournment thereof. The Extension Amendment Proposal received the following votes

FOR	AGAINST	ABSTAIN
8,285,286	583,392	0

2. Trust Agreement Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as an ordinary resolution, to extend the Termination Date up to twelve (12) times for one (1) month each time from the Termination Date to December 9, 2024 by depositing the lesser of (a) $125,000 or (b) $0.025 per public share into the Company’s Trust Account for each Extension. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, at least sixty-five percent (65%) of such holders of the issued and outstanding Shares voted in person or by proxy at the EGM or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
8,285,286	583,392	0

Item 8.01.	Other Events.

In connection with the shareholders’ vote at the EGM of shareholders held by the Company on December 8, 2023, 201,496 Public Shares were tendered for redemption, leaving 5,597,624 Public Shares. As a result, $2,246,584.93 (approximately $11.14 per share) will be removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $62,410,855.54 will remain in the Trust Account.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Resolutions adopting the Charter Amendment

10.1	Amendment to the Investment Management Trust Agreement, dated December 8, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: February 7, 2023	By:	/s/ Kyle Bransfield
	Name:	Kyle Bransfield
	Title:	Chief Executive Officer